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                                                                    EXHIBIT 32.1

                  Yager/Kuester Public Fund Limited Partnership

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350



Pursuant to 18 U.S.C 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Yager/Kuester Public Fund Limited Partnership (the "Partnership") certify that the Quarterly Report on Form 10-QSB of the Company for the fiscal period ending September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and information obtained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date       11/14/05                      By:           /s/ Jeffrey S. Yager
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                                                           Jeffrey S. Yager




Date       11/14/05                      By:             /s/ Thomas K. Emery
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                                                             Thomas K. Emery